UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
First Niagara Financial Group, Inc.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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First Niagara Financial Group, Inc.
726 Exchange Street, Suite 618
Buffalo, New York 14210
(716) 819-5500

March 20, 2013

Dear Stockholder:

The enclosed supplement to our proxy statement, with the accompanying amended formal notice of meeting, is being furnished to you as a stockholder of First Niagara Financial Group, Inc. in connection with the annual meeting of stockholders to be held on Wednesday, April 24, 2013 at 10:00 a.m. local time.

In our March 14, 2013 proxy statement, we asked our stockholders to vote on three proposals, including the election of six directors. On March 19, 2013, and subsequent to the printing of the proxy statement, our President, Chief Executive Officer and Director, John R. Koelmel, departed First Niagara by mutual agreement. As a result, Mr. Koelmel will not stand for reelection to the board of directors at the 2013 annual meeting. To reflect this, our board of directors has reduced the slate of nominees for election to the board at the annual meeting from six nominees to five nominees.

The supplement includes information relating to the departure of Mr. Koelmel and the reduction of the slate of nominees for election at the annual meeting. Please read the proxy statement that was previously made available to you and the supplement in their entirety, as together they contain information that is important to your decision in voting at the annual meeting.

Accompanying the supplement is a new proxy card, which is identical to the previously distributed proxy card except that it omits Mr. Koelmel as a nominee and proxy holder. You may vote on all proposals by submitting the enclosed proxy card, or by submitting a proxy via the Internet or by telephone, in each case following the procedures on the proxy card. If you have already voted and do not submit a new proxy, your previously submitted proxy will be voted at the annual meeting in the same manner as you voted previously, except that any votes for the re-election of Mr. Koelmel to our board of directors will be disregarded. If you have already voted and submit a new proxy, your new proxy will supersede the one you previously submitted.

Your vote is important. We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, please vote as soon as possible. Instructions on how to vote are contained on the proxy card.

/s/ Gary Crosby
Buffalo, New York	Gary Crosby
March 20, 2013	Interim President and Chief Executive Officer

First Niagara Financial Group, Inc.
726 Exchange Street, Suite 618
Buffalo, New York 14210
(716) 819-5500
AMENDED NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
to be held on April 24, 2013
Notice is hereby given that the Annual Meeting of Stockholders will be held at Larkin at Exchange, 726 Exchange Street, Buffalo, New York 14210 on Wednesday, April 24, 2013 at 10:00 a.m. local time.
The Annual Meeting is for the purpose of considering and acting upon:

1	the election of five directors;
2	an advisory (non-binding) vote to approve our executive compensation programs and policies as described in this proxy statement;
3	the ratification of the Audit Committee's appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013.
The Board of Directors is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.
Stockholders who owned shares of common stock as of the close of business on March 1, 2013 are entitled to attend and vote at the Annual Meeting. A list of eligible stockholders will be available for inspection at the Annual Meeting, as well as for a period of ten days prior to the Annual Meeting, at our headquarters at Larkin at Exchange, located at 726 Exchange Street, Buffalo, New York 14210. If you plan to attend the Annual Meeting in person, please RSVP by marking the appropriate box on the proxy card, or via email to investor@fnfg.com with RSVP as the subject line. Also, if you are a registered stockholder and will be attending the meeting in person, please bring valid identification. Stockholders that hold their shares in street name are required to bring valid identification and proof of stock ownership in order to attend the meeting, and a legal proxy from their broker, bank or other nominee to vote their shares.
For instructions on voting, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail or, if you received a hard copy of the Proxy Statement, on your enclosed proxy card.
It is important that your shares be represented and voted at the Annual Meeting.

/s/ Kristy Berner
Buffalo, New York	Kristy Berner
March 20, 2013	Assistant Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 24, 2013. The proxy statement, form of proxy and our 2012 Annual Report on Form 10-K are available at:

https://materials.proxyvote.com/33582V

SUPPLEMENT TO FIRST NIAGARA FINANCIAL GROUP, INC. 2013 PROXY
STATEMENT FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

*	*	*
This supplement to our proxy statement, dated March 20, 2013 (the “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) filed by First Niagara Financial Group, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2013 and made available to the Company's stockholders in connection with the solicitation of proxies by the Company's Board of Directors for the 2013 Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, April 24, 2013 at 10:00 a.m. local time, at Larkin at Exchange, 726 Exchange Street, Buffalo, New York 14210.
This Supplement is being filed with the SEC and is being made available to stockholders on March 20, 2013. Only stockholders of record as of the close of business on March 1, 2013 are entitled to receive notice of and to vote at the Annual Meeting.
Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current. The Proxy Statement contains important additional information. This Supplement should be read in conjunction with the Proxy Statement.
This Supplement is being provided to you to update the Proxy Statement for the recent mutually agreed departure of our President, Chief Executive Officer and Director, John R. Koelmel, on March 19, 2013. Mr. Koelmel's departure occurred subsequent to the printing of the Company's Proxy Statement and, accordingly, the Proxy Statement contains information with respect to the Company's Board of Directors, management structure and proposed slate of nominees that is no longer correct following Mr. Koelmel's departure.
On March 19, 2013, the Board of Directors appointed Gary M. Crosby as interim President and Chief Executive Officer of the Company. Prior to his appointment, Mr. Crosby was Executive Vice President and Chief Operating Officer of the Company.
Under the Company's Corporate Governance Guidelines, if the Company's Chief Executive Officer is also a Director, his or her seat on the Board of Directors automatically expires upon his or her departure. As such, the size of the Company's Board of Directors has been reduced by one member, to a total of ten members.
Mr. Koelmel was included in the 2013 Proxy Statement as a nominee for director at the Annual Meeting, but will not in fact be a nominee in light of his departure. The Board of Directors has accordingly reduced the slate of nominees for election to the Board of Directors at the Annual Meeting from six nominees to five nominees. The Board of Directors continues to recommend a vote “For” each of the other nominees for election, namely: Roxanne J. Coady, Carl A. Florio, Carlton L. Highsmith, George M. Philip and Nathaniel D. Woodson. The Board of Directors also continues to recommend a vote “For” the advisory non-binding vote to approve our executive compensation programs and policies (Proposal II in the Proxy Statement) and the ratification of KPMG as independent registered public accounting firm for the Company (Proposal III in the Proxy Statement).
Enclosed is a new proxy card, which is identical to the previously distributed proxy card except that it omits Mr. Koelmel as a nominee and proxy holder. If you have already voted and do not submit a new proxy, your previously submitted proxy will be voted at the Annual Meeting in the same manner as you voted previously, except that any votes for the re-election of Mr. Koelmel to our Board of Directors will be disregarded. If you have already voted and submit a new proxy, your new proxy will supersede the one you previously submitted. You may vote on all proposals by submitting the proxy card enclosed with this Supplement, or by submitting a proxy via the Internet or by telephone, in each case following the procedures on the proxy card. By executing the enclosed proxy card, the executing party shall appoint either Gary M. Crosby or Gregory W. Norwood, and each of them, as proxies, with full power of substitution, for and in their name to vote all shares of common stock of First Niagara Financial Group, Inc. that such executing person would be entitled to vote at the Company's Annual Meeting, as specified on the proxy card.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Roxanne J. Coady 02 Carl A. Florio 03 Nathaniel D. Woodson 04 Carlton L. Highsmith 05 N/A
06 George M. Philip

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	An advisory (non-binding) vote to approve our executive compensation programs and policies as described in this proxy statement	0	0	0
3	The ratification of the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2013	0	0	0

NOTE: In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.

	Yes	No
Please indicate **if** you plan to attend this meeting	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give **full title** as such. Joint owners should each sign personally. All holders must sign. **If** a corporation or partnership, please sign in **full** corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000167596_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice, Proxy Statement, Amended Notice & Proxy Supplement is/are available at www.proxyvote.com .

FIRST NIAGARA FINANCIAL GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
APRIL 24, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary M. Crosby and Gregory W. Norwood, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, and hereby authorizes them to attend the Annual Meeting of Stockholders of First Niagara Financial Group, Inc. (the "Annual Meeting") to be held at Larkin at Exchange, 726 Exchange Street, Buffalo, New York 14210 on April 24, 2013 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, to vote, as designated on the reverse side, all of the shares that the undersigned is entitled to vote at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement, Amended Notice of Annual Meeting of Stockholders and Proxy Supplement and the Annual Report on Form 10-K and revokes any proxy heretofore given with respect to the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS DIRECTION IS GIVEN TO THE CONTRARY, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS OR MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side

0000167596_2 R1.0.0.51160